UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 3, 2006

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                                MMC ENERGY, INC.
                        (F/K/A HIGH TIDE VENTURES, INC.)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            NEVADA                  333-121542           98-0493819
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(STATE OR OTHER JURISDICTION       (COMMISSION        (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)     IDENTIFICATION NUMBER)

       26 BROADWAY, SUITE 907
         NEW YORK, NEW YORK                                 10004
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                 (212) 977-0900
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                       F-1
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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.


ITEM 5.02(D) ELECTION OF A NEW DIRECTOR

      On July 3, 2006, the Board of Directors (the "Board") of MMC Energy, Inc. (the "Company") appointed George Rountree, III as director of the Company, filling a vacancy that existed on the Board. The appointment of Mr. Rountree as director was not pursuant to any agreement or understanding between Mr. Rountree and any third party. Mr. Rountree is expected to be named to the Audit Committee and the Compensation/Finance Committee of the Board. Mr. Rountree is currently a stockholder of the Company.

      The Company announced the appointment of Mr. Rountree to the Board in a press release on July 3, 2006, a copy of which is filed herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.


      EXHIBIT NO.           DESCRIPTION
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      99.1                  Press release dated July 3, 2006.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MMC Energy, Inc.


                                                By:
                                                       -----------------------
                                                Name:  Denis Gagnon
                                                Title: Chief Financial Officer

                                                Date: July 7, 2006

                                  EXHIBIT INDEX


      EXHIBIT NO.           DESCRIPTION
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      99.1                  Press release dated July 3, 2006.